Exhibit 99.3

FROM: Glu CEO

TO: All Glu Employees

SUBJECT: Important News About Our Future

All,

Today we have some very exciting news to share about our future. We just announced that we have entered into a definitive agreement to be acquired by Electronic Arts. I wanted to share a little more about this transaction and let you know why I’m so excited about what Glu and EA can do together by joining forces.

First, this transaction will accelerate Glu’s strategy and enable us to capitalize on the terrific business momentum we have generated these past 4 years. By combining our premier mobile gaming portfolio with EA’s global reach and brand, we will become a mobile games leader of significant scale across a diversified portfolio of franchises. Together with EA, we will broaden our audience through increased brand awareness and cross-promotional strategies, leverage our collective IP through expanded mobile capabilities, and scale our ad monetization. Thanks to your incredibly hard work, we have achieved remarkable financial and operational results, including a record year in 2020. I believe the tailwinds that propelled us to that success will continue and we will have even more ability to capitalize on them as part of EA.

Importantly, EA sees Glu as the centerpiece of its future mobile strategy, which will unlock opportunities for Glu’s business and employees. Throughout our conversations with the EA team, we have been energized by their enthusiasm for not only our existing titles and future roadmap of new games, but also for Glu’s studio teams. EA recognizes that mobile is critical for their business and understands our leadership in the mobile space and the value of our franchises. They are fully committed to devoting resources to support our current and pipeline titles as well as working with our team to bring their leading franchises onto the mobile platform. With Glu, EA will be well positioned to take advantage of the continued growth of mobile through the rise of powerful 5G networks and cloud-based infrastructure.

As many of you know, I spent 13 years at EA before joining Glu, so I can say firsthand that both companies have creative-led cultures and share a similar outlook and ethos – a strong foundation for integration and collaboration. I know many of you have also spent time at EA and understand the chemistry that already exists between our companies.

Today’s announcement is the first step in the acquisition process. The transaction is expected to close in the second quarter of calendar 2021, subject to shareholder and regulatory approvals, as well as other customary conditions. Until then, Glu and EA will each continue to operate independently. I want to emphasize that we all need to stay focused on our day-to-day roles.

During this period, a designated team from both Glu and EA will lead and plan the integration of our businesses, subject to legal limitations. For everyone else, it is important that you not coordinate with Eagle employees or engage with them directly regarding the pending transaction. Similarly, we ask that if you receive any media inquiries, please do not discuss the pending transaction and send them along to IR@Glu.com

We are committed to keeping you informed throughout this process. To that end, we’ll have a town hall meeting today at 3:00pm PT to discuss this news in detail and answer any questions you may have.

The future is incredibly bright for Glu Mobile as we combine with Electronic Arts, and the entire management team is grateful for your support, especially over the past year as we’ve been able to smoothly transition to working from home, while continuing to deliver world-class interactive experiences for our players.

Sincerely,

Nick

Forward-Looking Statements

This filing may be deemed to contain forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should be considered to be forward-looking statements, although not all forward-looking statements contain these identifying words. Readers should not place undue reliance on these forward-looking statements. Forward-looking statements may include statements regarding the expected benefits to Electronic Arts and Glu Mobile from completing the acquisition, support for Glu Mobile’s current business, including investment in Glu Mobile’s existing franchises and pipeline, and the expected completion of the acquisition. Statements regarding future events are based on Glu Mobile’s current expectations and are necessarily subject to associated risks related to, among other things, the risk that the proposed acquisition may not be completed in a timely manner, or at all, which may adversely affect Glu Mobile’s business and the price of its common stock, obtaining Glu Mobile’s stockholder and regulatory approval of the acquisition or that other conditions to the closing of the transaction may not be satisfied, the effect of the announcement or pendency of the proposed acquisition on Glu Mobile’s business, operating results, risks that the proposed acquisition may disrupt Glu Mobile’s current plans and business operations, risks related to the diverting of management’s attention from the Company’s ongoing business operations, the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement, the outcome of any legal proceedings related to the transaction, general economic conditions, the retention of employees of Glu Mobile’s and the ability of Electronic Arts to successfully integrate Glu Mobile’s market opportunities, technology, personnel and operations and to achieve expected benefits. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information regarding other related risks, see the “Risk Factors” section of Glu Mobile’s most recent reports on Form 10-Q and Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on November 9, 2020 and February 28, 2020, respectively. Glu Mobile’s undertakes no obligation to revise or update any forward-looking statements for any reason.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Glu Mobile by Electronic Arts. In connection with the proposed merger, Glu Mobile intends to file with the SEC a proxy statement regarding the proposed transaction and mail or otherwise provide a proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. Each of Electronic Arts and Glu Mobile may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that Electronic Arts or Glu Mobile may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of Glu Mobile. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the proxy statement (if and when available) and other documents containing important information about Electronic Arts, Glu Mobile and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Electronic Arts will be available free of charge on Electronic Art’s website at ir.ea.com or by contacting Electronic Art’s Investor Relations department at ir@ea.com. Copies of the documents filed with the SEC by Glu Mobile will be available free of charge on Glu Mobile’s website at www.glu.com or by contacting Glu Mobile’s Investor Relations department at ir@glu.com.

Certain Information Regarding Participants in the Solicitation

Electronic Arts, Glu Mobile and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. You can find information about the directors and executive officers of Electronic Arts, including a description of their direct or indirect interests (by security holdings or otherwise) in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on June 19, 2020, and Electronic Art’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020, which was filed with the SEC on May 20, 2020, and on its website at ir.ea.com. You can find information about the directors and executive officers of Glu Mobile, including a description of their direct or indirect interests (by security holdings or otherwise), in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 28, 2020, and Glu Mobile’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 28, 2020, and on its website www.glu.com. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests (by security holdings or otherwise), will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Electronic Arts or Glu Mobile using the sources indicated above.